EXHIBIT 99.2
                    Certification of Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of CNL Hospitality Properties, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2003 and December 31, 2002 and its results of operations for the three-month period ended March 31, 2003.

                                    /s/ C. Brian Strickland
                                 -----------------------------------------
Date: May 15, 2003               Name: C. Brian Strickland
                                 Title: Executive Vice President (Principal
                                 Financial and Accounting Officer)